UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2012 (Date of earliest event reported)
Loral Space & Communications Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	1-14180 (Commission File Number)	87-0748324 (IRS Employer Identification Number)

600 Third Avenue, New York, New York (Address of principal executive offices)		10016 (Zip Code)
(212) 697-1105 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 28, 2012, the registrant issued a press release announcing its operating results for the periods ending December 31, 2011. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated in this Item 2.02 by reference thereto.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Press release dated February 28, 2012

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Loral Space & Communications Inc. dated February 28, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2012	LORAL SPACE & COMMUNICATIONS INC. By: /s/ Avi Katz Avi Katz Senior VP, General Counsel and Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Loral Space & Communications Inc. dated February 28, 2012